ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade	$ 46,646	$ 29,859
Notes receivable	1,640	2,429
Less - allowance for credit losses	(2,254)	(1,318)	$ (1,107)	$ (672)
Notes And Loans Receivable Net	46,032	30,970
Less - non-current accounts receivable	(3,670)	(3,973)
Total current accounts receivable	$ 42,362	$ 26,997